                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 8, 1999


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            (Exact name of registrant as specified in its charter)

             Commission File Number: 1934 Act File Number: 1-13174


                    Maryland                          54-1681655
         (State of other jurisdiction of           (I.R.S. Employer
         incorporation or organization)           Identification No.)

                 2345 Crystal Drive                     22202
                  Crystal City, VA                   (Zip Code)
                (Address of principal
                  executive offices)

       Registrant's telephone number including area code: (703) 920-8500

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

The following pro forma financial information is included as a second amendment to the Form 8-K dated September 8, 1999 and filed on September 22, 1999 for Charles E. Smith Residential Realty, Inc.

(A) Pro forma financial information beginning at page F-2

(B) Historical financial information beginning at page F-7

(C)  Exhibits

     99.2 Consent of Independent Public Accountants dated January 18, 2000.

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 18th day of January 2000.


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                                 By:  /s/ W.D. Minami
                                      ------------------------------------------
                                      W.D. Minami
                                      Senior Vice President and Chief Financial
                                      Officer of the Registrant



                                      /s/ Steven E. Gulley
                                      ------------------------------------------
                                      Steven E. Gulley
                                      Chief Accounting Officer of the Registrant

            INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                                     Page
                                                                     ----
CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Pro Forma (Unaudited) Consolidated Balance Sheet
   as of September 30, 1999                                           F-3

Pro Forma (Unaudited) Consolidated Statement of
   Operations for the nine months ended September 30, 1999            F-4

Pro Forma (Unaudited) Consolidated Statement of
   Operations for the year ended December 31, 1998                    F-5

Notes and Management's Assumptions to Unaudited Pro Forma
   Consolidated Financial Information                                 F-6


ACQUISITION PROPERTY

Report of Independent Public Accountants - Forte Towers               F-7

Statements of Revenues and Certain Expenses of Forte
   Towers for the nine months ended September 30, 1999
   (Unaudited) and for the year ended December 31, 1998.              F-8

Notes to Statements of Revenues and Certain Expenses of
   Forte Towers for the nine months ended September 30, 1999
   (Unaudited) and for the year ended December 31, 1998.              F-9

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, and unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are based on the historical financial statements of the Company and the Operating Partnership.

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, is presented as if the Forte Towers acquisition had occurred by September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are presented as if the acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

Preparation of the unaudited pro forma financial information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1999
                          (UNAUDITED) (IN THOUSANDS)

ASSETS                                                                         Historical   Forte Towers  (A)
                                                                               ----------   -------------
Rental property, net                                                           $1,217,012      $   86,871
Rental property under construction                                                148,264
Security deposits                                                                   2,169
Escrow funds                                                                        9,575
Investment in and advances to Property Service Businesses                          46,903
Investment in joint ventures                                                       19,555
Deferred charges, net                                                              18,333
Other assets                                                                       27,372
                                                                               ----------      ----------
Total                                                                          $1,489,183      $   86,871
                                                                               ==========      ==========

LIABILITIES AND EQUITY

Liabilities
    Mortgage loans                                                             $  784,081      $   34,321 (D)
    Line of credit and note payable                                                38,488           1,932
    Construction loans                                                             73,095
    Accounts payable and accrued expenses                                          46,175
    Security deposits                                                               2,169           1,993
                                                                               ----------      ----------
          Total Liabilities                                                       944,008          38,246

Minority Interest                                                                 141,825

Shareholders' equity:
    Preferred Stock
         Series A Cumulative Convertible Redeemable Preferred Stock                71,500
         Series C Cumulative Redeemable Preferred Stock                            50,000
         Series E Cumulative Convertible Redeemable Preferred Stock                25,000
         Series H Cumulative Convertible Redeemable Preferred Stock                55,000
         Series G Cumulative Convertible Redeemable Preferred Stock                    -           25,000 (B)
    Common Stock                                                                      195               7
    Additional paid-in capital                                                    207,128          23,618
    Retained deficit                                                               (5,473)
                                                                               ----------      ----------
        Total shareholders' equity                                                403,350          48,625
                                                                               ----------      ----------
Total Liabilities and Shareholders' equity                                     $1,489,183      $   86,871
                                                                               ==========      ==========

                                                                                   Other
ASSETS                                                                         Adjustments     Pro-forma
                                                                               -----------     ----------
Rental property, net                                                                           $1,303,883
Rental property under construction                                                                148,264
Security deposits                                                                                   2,169
Escrow funds                                                                                        9,575
Investment in and advances to Property Service Businesses                                          46,903
Investment in joint ventures                                                                       19,555
Deferred charges, net                                                                              18,333
Other assets                                                                                       27,372
                                                                               ----------      ----------
Total                                                                                          $1,576,054
                                                                               ==========      ==========

LIABILITIES AND EQUITY

Liabilities
    Mortgage loans                                                                             $  818,402
    Line of credit and note payable                                                                40,420
    Construction loans                                                                             73,095
    Accounts payable and accrued expenses                                                          46,175
    Security deposits                                                                               4,162
                                                                               ----------      ----------
          Total Liabilities                                                                       982,254

Minority Interest                                                                   6,583  (C)    148,408

Shareholders' equity:
    Preferred Stock
         Series A Cumulative Convertible Redeemable Preferred Stock                                71,500
         Series C Cumulative Redeemable Preferred Stock                                            50,000
         Series E Cumulative Convertible Redeemable Preferred Stock                                25,000
         Series H Cumulative Convertible Redeemable Preferred Stock                                55,000
         Series G Cumulative Convertible Redeemable Preferred Stock                                25,000
    Common Stock                                                                                      202
    Additional paid-in capital                                                     (6,583) (C)    224,163
    Retained deficit                                                                               (5,473)
                                                                               ----------      ----------
        Total shareholders' equity                                                 (6,583)        445,392
                                                                               ----------      ----------
Total Liabilities and Shareholders' equity                                     $        -      $1,576,054
                                                                               ==========      ==========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   Forte          Other
                                                     Historical    Towers       Adjustments     Pro-forma
                                                     ----------   --------      -----------     ----------
Rental Properties:
     Revenues                                        $ 218,749    $  9,171                      $ 227,920

     Expenses
             Operating Costs                           (70,189)     (3,540)            135  (A)   (73,594)
             Real estate taxes                         (16,678)       (952)                       (17,630)
             Depreciation and amortization             (24.304)                     (1,303) (B)   (25,607)
                                                     ---------     -------         -------        -------
                          Total expenses              (111,171)     (4,492)         (1,168)      (116,831)
                                                     ---------     -------         -------        -------
Equity in income of joint ventures                         408                                        408
Equity in income of Property Service Businesses          3,255                                      3,255

Corporate general and administrative expenses           (6,785)                                    (6,785)
Interest income                                            605                                        605
Interest expense                                       (42,040)                     (2,320) (C)   (44,360)
                                                     ---------     -------          -------       -------

Income before gain on sales
    and extraordinary item                              63,021       4,679          (3,488)        64,212

Gain on sales                                            7,065                                      7,065
                                                     ---------     -------          -------       -------

Income before extraordinary item                        70,086       4,679          (3,488)        71,277

Extraordinary item - loss on extinguishment of debt       (359)                                      (359)
                                                     ---------     -------          -------       -------

Net Income of the Operating Partnership                 69,727       4,679          (3,488)        70,918

Minority Interest                                      (26,239)                        508  (D)   (25,731)
                                                     ---------     -------          -------       -------

Net Income                                              43,488       4,679          (2,980)        45,187

Less:  Income attributable to preferred shares          (7,845)     (1,454) (F)                    (9,299)
                                                     ---------     -------          -------       -------

Net Income attributable to common shares             $  35,643    $  3,225         $(2,980)      $ 35,888
                                                     =========    ========         ========      ========
Net income per common share - basic                  $    1.86                                   $   1.81
                                                     =========                                   ========

Net income per common share - diluted                $    1.81                              (E)  $   1.77
                                                     =========                                   ========

Weighted average shares outstanding - basic             19,129                                     19,824
                                                     =========                                   ========

Weighted average shares outstanding - diluted           22,314                                     23,009
                                                     =========                                   ========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   Forte          Other
                                                    Historical     Towers      Adjustments      Pro-forma
                                                    ----------    --------     -----------      ---------
Rental Properties:
    Revenues                                        $ 250,211     $ 11,441                      $ 261,652

    Expenses
              Operating costs                         (84,381)      (4,448)           150  (A)    (88,679)
              Real estate taxes                       (17,254)      (1,269)                       (18,523)
              Depreciation and amortization           (28,958)                     (1,737) (B)    (30,695)
                                                    ---------     --------      ---------       ---------
                           Total expenses            (130,593)      (5,717)        (1,587)       (137,897)
                                                    ---------     --------      ---------       ---------

Equity in income of Property Service Businesses         8,433                                       8,433

Corporate general and administrative expenses          (8,947)                                     (8,947)

Interest income                                         1,257                                       1,257
Interest expense                                      (47,334)                     (3,093) (C)    (50,427)
                                                    ---------     --------      ---------       ---------

Income before gain on sale, loss on unused treasury
    lock, and extraordinary item                       73,027        5,724         (4,680)         74,071

Gain on sale of property                               18,150                                      18,150

Loss on unused treasury lock                           (4,923)                                     (4,923)
                                                    ---------     --------      ---------       ---------

Income before extraordinary item                       86,254        5,724         (4,680)         87,298

Extraordinary item - loss on extinguishment of debt   (16,384)                                    (16,384)
                                                    ---------     --------      ---------       ---------

Net Income of the Operating Partnership                69,870        5,724         (4,680)         70,914

Minority Interest                                     (28,741)                        680  (D)    (28,061)
                                                    ---------     --------      ---------       ---------

Net Income                                             41,129        5,724         (4,000)         42,853

Less:    Income attributable to preferred shares      (10,722)      (1,938) (F)                   (12,660)
                                                    ---------     --------      ---------       ---------

Net Income attributable to common shares            $  30,407     $  3,786      $  (4,000)      $  30,193
                                                    =========     ========      =========       =========
Net income per common share - basic                 $    1.86                                   $    1.77
                                                    =========                                   =========

Net income per common share - diluted               $    1.85                              (E)  $    1.77
                                                    =========                                   =========

Weighted average shares outstanding - basic            16,318                                      17,013
                                                    =========                                   =========

Weighted average shares outstanding - diluted          16,483                                      17,178
                                                    =========                                   =========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)

1.    Basis of Presentation

      On November 5, 1999, the Company closed the acquisition of Forte Towers, a five-building high-rise apartment property located in the South Beach section of Miami Beach, Florida. The capitalized cost of $86,871 consisted of 694,586 shares of common stock of the Company valued at $23,625, assumed mortgage debt of $34,321, and cash funded primarily through the sale of 641,026 shares of Series G Preferred Stock valued at $25,000. The Company plans to reposition the property by making substantial renovations, in the range of $15 to $25 million.

      The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of the Company and the Operating Partnership.

      The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 is presented as if the Forte Towers acquisition had occurred by September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 are presented as if the acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

2.    Adjustments to Pro Forma Consolidated Balance Sheet

          (A) Acquisition of Forte Towers

                                              Forte Towers
                                              ------------
          Purchase price of rental property    $    85,800
          Acquisition costs                          1,071
                                                 ---------
          Cost basis of rental property        $    86,871
                                                 =========

          Security deposit liability           $     1,993
          Proceeds from line of credit               1,932
          Assumption of mortgage loan               34,321
          Sale of Preferred Shares                  25,000
          Sale of Common Shares                     23,625
                                                 ---------
                                               $    86,871
                                                 =========

          (B) The Company sold 641,026 shares of Series G Preferred Stock, $0.01 par value, at $39.00 per share for a value of $25,000. The proceeds from this sale were used for the acquisition of Forte Towers. The dividend yield to be paid on these preferred shares will be 7.75% in year one, 8.25% in year two and 8.5% in year three, with a minimum equivalent to the dividend rate paid on the Company's common shares.

          (C) To adjust the Minority Interest for the issuance of shares of Common Stock and shares of Preferred Stock in the Company.

          (D) The company assumed debt of $34,321. This debt matures in 2001 and has an effective interest rate of 8.65%.

3.   Adjustments to Pro Forma Consolidated Statements of Operations

          (A) Operating expenses have been adjusted to eliminate management fees since the Company's affiliate manages owned properties.

          (B) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchase occurred on January 1, 1999 for the nine months ended September 30, 1999 and January 1, 1998 for the year ended December 31, 1998.

          (C) Represents interest expense for draws on the line of credit (assuming a weighted average interest rate of 6.48% for both the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively) and interest expense for the assumed mortgage loan related to the acquisition.

          (D)  To reflect the minority interest in the Forte Towers acquisition.

          (E) Minority Interest is adjusted in the calculation of diluted earnings per common share to reflect the change in ownership interest after the inclusion of common stock equivalents.

          (F) Represents Series G Preferred Share dividends attributable to the Series G shareholders.

  [ARTHUR ANDERSEN, LLP LETTERHEAD APPEARS HERE]


                   Report of Independent Public Accountants


To Charles E. Smith Residential Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses of Forte Towers (the "Property") for the year ended December 31, 1998. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty, Inc. Material amounts described in Note 1 to the statement of revenues and certain expenses that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Forte Towers for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Vienna, Virginia
December 6, 1999

                                 Forte Towers
                  Statements Of Revenues And Certain Expenses
              For The Nine Months Ended September 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998



                                       Nine Months Ended
                                       September 30, 1999       Year Ended
                                          (Unaudited)        December 31, 1998
                                       ------------------    -----------------
Revenues:

  Residential rental income            $      8,434,935       $     10,585,620
  Parking income                                460,819                537,595
  Other income                                  275,678                317,947
                                       ----------------       ----------------
     Total Revenues                           9,171,432             11,441,162
                                       ----------------       ----------------

Certain Expenses:
  Payroll and related costs                   1,187,398              1,328,860
  Utilities                                   1,077,243              1,391,516
  Real estate taxes                             951,608              1,268,810
  Repairs and maintenance                       703,960                982,156
  Administrative                                333,258                431,662
  Other                                         238,667                314,480
                                       ----------------       ----------------

     Total Certain Expenses                   4,492,134              5,717,484
                                       ----------------       ----------------

Revenues in Excess of Certain Expenses $      4,679,298       $      5,723,678
                                       ================       ================


       The accompanying notes are an integral part of these statements.

                                 Forte Towers
             Notes to Statements of Revenues and Certain Expenses
          For The Nine Months Ended September 30, 1999 (Unaudited) And For
                       The Year Ended December 31, 1998



1.   Basis of Presentation
     ---------------------

     The accompanying statements of revenues and certain expenses relate to the operations of Forte Towers (the "Property") which is a 1,339-unit, 5-building high-rise apartment building located in Miami Beach, Florida. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on November 5, 1999.

     The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus exclude certain expenses, such as interest expense, depreciation and amortization, certain professional fees, and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

2.   Significant Accounting Policies
     -------------------------------

     The accompanying statements were prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants. Rental income from retail tenants is recorded on a straight-line basis over the term of the related lease.


3.   Interim Financial Information
     -----------------------------

     The interim statements of revenues and certain expenses are unaudited but reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

     The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.